SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2002

Horizon Financial Corp.
(Exact name of registrant as specified in its charter)

Washington	0-27062	91-1695422
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

1500 Cornwall Avenue, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (360) 733-3050

Not Applicable

(Former name or former address, if changed since last report)

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Item 5. Other Events

        Horizon Financial Corp., the parent company of Horizon Bank, announced on April 15, 2002, that Dennis C. Joines, had been named President and Chief Operating Officer of Horizon Bank. V. Lawrence Evans, who has served as President of Horizon Bank since 1990 will continue to serve as Chairman of the Board and Chief Executive Officer of Horizon Bank and President and Chief Executive Officer of Horizon Financial Corp.

        Mr. Joines has over 30 years of experience in the Pacific Northwest banking industry. Most recently he served as Senior Vice President/National Small Business and SBA Manager for Washington Mutual Bank, Seattle, Washington. Prior to joining Washington Mutual, Mr. Joines served in a variety of key positions at KeyBank, Vancouver, Washington, the last being Senior Vice President Regional Commercial Sales Performance Leader.

        Additional information relating to the naming of Mr. Joines as President and Chief Operating Officer of Horizon Bank is contained in the press release issued by Horizon Financial Corp. on April 15, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibit

        99        Press Release dated April 15, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HORIZON FINANCIAL CORP.

DATE: April 22, 2002	By: /s/ V. Lawrence Evans
V. Lawrence Evans
President and Chief Executive Officer

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Exhibit 99

Press Release Dated April 15, 2002

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PRESS RELEASE

Horizon Financial Names Dennis Joines President and COO of Horizon Bank

        BELLINGHAM, Washington, April 15, 2002 -- Horizon Financial Corporation (Nasdaq: HRZB - news), the holding company for Horizon Bank, today announced that Dennis Joines has been named President and COO of Horizon Bank.

        ``Dennis brings strong commercial banking and lending experience to Horizon, an area of increasing focus for our company,'' said V. Lawrence Evans, President and CEO of Horizon Financial. ``His diverse background, knowledge of the Pacific Northwest banking market, and proven leadership will be an asset to Horizon as we expand our commercial banking operation. We are excited to have him join our team.''

        Mr. Joines has worked in the Pacific Northwest banking industry for more than 30 years and has diverse experience in all areas of banking. Most recently, Joines was Senior Vice President/National Small Business and SBA Manager for Washington Mutual Bank. He spent the early part of his career at Rainier Bank and remained there after its acquisition by Security Pacific Bank in 1989. In 1991, he joined West One Bank to lead all business banking locations for western Washington. Then in 1993, Joines moved to KeyBank where he progressed into a variety of key roles within the bank, including sales, corporate banking, and mortgage, retail and small business lending.

        Horizon Financial Corp. is a $746 million, state-chartered bank holding company headquartered in Bellingham, Washington. The corporation's primary subsidiary, Horizon Bank, operates 15 full-service offices throughout Whatcom, Skagit and Snohomish Counties.

CONTACT:     V. Lawrence Evans, President & CEO
                         Rich Jacobson, Executive VP & CFO
                         360-733-3050

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